EXHIBIT A

                               AGREEMENT REGARDING
                        THE JOINT FILING OF SCHEDULE 13D

The undersigned hereby agree as follows:

(i) Each of them is individually eligible to use the Schedule 13D to which this
Exhibit is attached, and such Schedule 13D is filed on behalf of each of them;
and

(ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

      Dated: October 12, 2007

                                             COSTA BRAVA PARTNERSHIP III L.P.

                                             By: Roark, Rearden & Hamot, LLC,
                                                 its General Partner

                                             By: /s/ SETH W. HAMOT
                                                 -------------------------------
                                                 Seth W. Hamot
                                                 President


                                             SETH W. HAMOT

                                             By: /s/ SETH W. HAMOT
                                                 -------------------------------
                                                 Seth W. Hamot


                                             ROARK, REARDEN & HAMOT, LLC

                                             By  /s/ SETH W. HAMOT
                                                 -------------------------------
                                                 Seth W. Hamot
                                                 President


                                            /s/ ANDREW R. SIEGEL
                                            -----------------------------------
                                            Andrew R. Siegel